1 Carlyle Credit Income Fund (“CCIF”) Quarterly Earnings Presentation November 2023

2 This presentation (the “Presentation”) has been prepared by Carlyle Credit Income Fund. (together with its consolidated subsidiaries, “we,” “us,” “our,” “CCIF” or the “Company”) (NYSE: CCIF) and may only be used for informational purposes only. This Presentation should be viewed in conjunction with the earnings conference call of the Company held on November 30, 2023 and the Company’s shareholder report on Form N-CSR for the year ended September 30, 2023. The information contained herein may not be used, reproduced, referenced, quoted, linked by website, or distributed to others, in whole or in part, except as agreed in writing by the Company. This Presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common shares or any other securities nor will there be any sale of the common shares or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. This Presentation provides limited information regarding the Company and is not intended to be taken by, and should not be taken by, any individual recipient as investment advice, a recommendation to buy, hold or sell, or an offer to sell or a solicitation of offers to purchase, our common shares or any other securities that may be issued by the Company, or as legal, accounting or tax advice. An investment in securities of the type described herein presents certain risks. This Presentation may contain forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There may be events in the future, however, that we are not able to predict accurately or control. You should not place undue reliance on these forward-looking statements, which speak only as of the date on which we make them. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in filings we make with the Securities and Exchange Commission (the “SEC”), and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Information throughout the Presentation provided by sources other than the Company (including information relating to portfolio companies) has not been independently verified and, accordingly, the Company makes no representation or warranty in respect of this information. The following slides contain summaries of certain financial and statistical information about the Company. The information contained in this Presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this Presentation. CCIF is managed by Carlyle Global Credit Investment Management L.L.C. (the “Investment Adviser”), an SEC-registered investment adviser and a wholly owned subsidiary of The Carlyle Group Inc. (together with its affiliates, “Carlyle”). This Presentation contains information about the Company and certain of its affiliates and includes the Company’s historical performance. You should not view information related to the past performance of the Company as indicative of the Company’s future results, the achievement of which is dependent on many factors, many of which are beyond the control of the Company and the Investment Adviser and cannot be assured. There can be no assurances that future dividends will match or exceed historical rates or will be paid at all. Further, an investment in the Company is discrete from, and does not represent an interest in, any other Carlyle entity. Nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance of the Company or any other Carlyle entity. 2 Important Information

3 Transition Overview On July 14, 2023, Carlyle Global Credit Investment Management L.L.C. became the investment adviser and changed the strategy to investing in the debt and equity tranches of CLOs $50 million commitment by Carlyle including: (1) $10 million cash payment to shareholders, (2) $25 million tender, and (3) $15 million investment via newly issued shares and private share purchase resulting in Carlyle holding 41% of CCIF’s shares as of September 30, 2023 Carlyle deployed the initial cash proceeds into a diverse portfolio of CLO equity generating a GAAP yield over 18% on cost basis as of September 30, 2023 CCIF declared a monthly dividend of 9.94 cents equating to a 14.2% annualized dividend based on NAV as of September 30, 2023 CCIF issued $52 million of 8.75% Series A Term Preferred Stock due 2028 (NYSE: CCIA), meeting our target leverage of 0.25x – 0.40x debt plus preferred to total asset 1 2 3 4 5

4 Q4 2023 (Quarter Ending 9/30/23) Quarterly Results • Net investment loss was $0.14 per common share, due to transaction related and non- recurring expenses • NAV per share increased 1.8% from $8.27 per share on July 14th (day the new investment advisory agreement with Carlyle took effect) to $8.42 on September 30 • We paid monthly dividends of $0.0551, $0.0551 and $0.0994 for July, August & September. respectively. The September dividend represented an annualized dividend yield of 14.58% based on our share price as of September 30, 2023 Fourth Quarter Results • Carlyle completed the $10 million one-time payment to the Fund’s shareholders of record on July 14, 2023 • Carlyle completed the tender offer to purchase $25 million of CCIF shares • Carlyle made an additional $15 million investment in CCIF newly issued shares and private share purchase • As of September 30, 2023, total fair value of the portfolio was $93.9 million • Successfully deployed the available initial cash proceeds for investments received from the portfolio sale • New CLO investment fundings during the quarter were $90.8 million with a weighted average GAAP yield of 18.2% • Successful exit of one of the two remaining legacy real estate positions at a price substantially higher than the Fund’s mark Portfolio & Investment Activity Dividend & Capital Activity

5 Note: As of September 30, 2023. Totals may not sum due to rounding. Underlying Portfolio Overview ASSET MIX REINVESTMENT END DATE CLO MANAGER EXPOSURE UNDERLYING INDUSTRY 2% 2% 96% CLO Debt Other CLO Equity 10% 9% 9% 9% 7% 7%6% 6% 6% 5% 27% Credit Suisse Elmwood Asset Management Benefit Street Partners Voya Alternative Asset Management Neuberger Berman Sound Point Capital Management BlackRock Financial CIFC Ballyrock Investment Advisors Allstate Investment Management Company All Others 14% 12% 9% 7% 5%4%4%4% 4% 4% 33% High Tech Healthcare & Pharmaceuticals Banking, Finance, Insurance & Real Estate Sevices: Business Hotels, Gaming & Leisure Construction & Building Capital Equipment Chemicals, Plastics & Rubber Telecommunications Aerospace & Defense All Others 4% 84% 8% 4% 2025 2026 2027 2028

6 Fund Overview Diversified Portfolio across 24 unique CLO investments managed by 19 different CLO Managers Q4 2023 Number of Unique Underlying Loan Obligors 1,466 Largest Exposure to an Individual Obligor 0.56% Average Individual Loan Obligor Exposure 0.07% Top 10 Loan Obligors Exposure 4.99% Currency: USD Exposure 96.62% Aggregate Indirect Exposure to Senior Secured Loans 96.25% Weighted Average Junior Overcollateralization (OC) Cushion 4.98 Weighted Average Market Value of Loan Collateral 96.37 Weighted Average Stated Loan Spread 3.70% Weighted Average Loan Rating B S&P CCC Rated Obligors 5.70% Obligors Priced Below 80 3.70% Weighted Average Loan Maturity 4.6 years Weighted Average Remaining CLO Reinvestment Period 3.0 years Summary of Underlying Portfolio Characteristics Q4’23 represents quarter ending September 30, 2023.

7 Obligor and Industry Exposures Top 10 Underlying Obligors % Total Asurion 0.56% Altice France 0.55% UKG 0.55% Medline 0.52% Peraton 0.50% Virgin Media 0.48% Athenahealth 0.47% TransDigm 0.46% McAfee 0.46% Citadel Securities LP 0.4% Total 4.99% As of September 30, 2023, CCIF has exposure to 1,466 different underlying borrowers across a range of industries Obligor and Industry Exposure Top 10 Industries of Underlying Obligors % Total High Tech 13.99% Healthcare & Pharmaceuticals 12.32% Banking, Finance, Insurance & Real Estate 8.78% Services: Business 7.11% Hotels, Gaming & Leisure 5.32% Construction & Building 4.49% Capital Equipment 4.36% Chemicals, Plastics & Rubber 4.29% Telecommunications 4.21% Aerospace & Defense 3.61% Total 68.47%

Investment Positions

CLO HOLDINGS (AS OF SEPT 30, 2023)	VINTAGE	YEARS REMAINING IN REINVESTMENT PERIOD	YEARS REMAINING IN NON-CALL PERIOD	CCC+ OR LOWER	JUNIOR OC CUSHION	SENIOR AAA SPREAD	WEIGHTED AVERAGE PORTFOLIO SPREAD	WEIGHTED AVERAGE RATING FACTOR	DIVERSITY SCORE
OAKC 2016-13A SUB	2016	3.1	0.1	6.0%	5.3%	1.4%	3.5%	2898	74
MAGNE 2017-19A SUB	2017	2.6	0.5	6.7%	5.1%	1.3%	3.5%	2828	86
ELMW6 2020-3A SUB	2020	3.1	0.1	4.6%	5.7%	1.4%	3.8%	2697	-
ELMW7 2020-4A SUB	2020	2.3	0.7	5.1%	6.0%	1.7%	3.8%	2696	86
NEUB 2020-38A SUB	2020	3.1	0.0	4.5%	4.9%	1.4%	3.8%	2914	84
NEUB 2020-38A SBPF	2020	3.1	0.0	4.5%	4.9%	1.4%	3.8%	2914	84
VOYA 2020-2A SUB	2020	2.8	0.2	5.7%	5.1%	1.4%	3.5%	2799	98
VOYA 2020-3A SUB	2020	3.1	0.1	6.2%	5.0%	1.4%	3.6%	2784	96
ARES 2020-56A SUB	2020	3.1	0.1	7.9%	4.5%	1.4%	3.5%	2762	77
AVDPK 1A FR	2020	2.5	0.1	2.5%	5.3%	1.0%	3.8%	2878	61
CIFC 2020-3A SUB	2020	3.1	0.1	4.3%	5.5%	1.4%	3.7%	2813	92
AIMCO 2021-14A SUB	2021	2.6	0.5	4.3%	5.0%	1.3%	3.5%	2710	81
BABSN 2021-1A SUB	2021	2.6	0.5	7.9%	5.0%	1.3%	3.6%	-	-
BCC 2021-1A SUB	2021	2.6	0.5	8.0%	4.0%	1.3%	3.8%	2876	99
OCT55 2021-1A SUB	2021	2.8	0.2	3.7%	4.9%	1.4%	3.7%	2728	82
MORGN 2021-7A SUB	2021	2.6	0.4	5.5%	4.4%	1.3%	3.6%	2687	81
BSP 2021-23A SUB	2021	2.6	0.4	4.9%	5.3%	1.3%	3.7%	2725	87
BALLY 2021-1A SUB	2021	2.6	0.4	5.6%	5.5%	1.3%	3.6%	2695	88
BALLY 2021-18A SUB	2021	3.3	0.3	5.6%	5.7%	1.4%	3.6%	2759	88
KKR 33A SUB	2021	2.8	0.3	11.2%	4.1%	1.4%	3.9%	2946	76
INVCO 2021-1X SUB	2021	2.6	0.5	8.2%	5.5%	1.3%	3.7%	2868	89
INVCO 2021-1A SUB	2021	2.6	0.5	8.2%	5.5%	1.3%	3.7%	2868	89
MDPK 2022-62A SUB	2022	4.9	1.8	6.5%	4.5%	1.9%	4.0%	2941	66
BLUEM 2022-35A SUB	2022	3.9	0.8	4.1%	4.8%	1.6%	3.8%	2850	90
ELMI6 2022-3A SUB	2022	1.6	0.4	4.5%	5.0%	1.4%	3.7%	2709	86

Note: Past performance is not a guarantee of future results. As of September 30, 2023, unless otherwise noted.

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9 • Negative net investment income is due to one-time expenses incurred by the prior advisor in connection with the transaction • Net realized loss related to liquidation of 97% of the portfolio by the prior advisor in conjunction with the transaction Q4’23 represents quarter ending September 30, 2023. Note: Past performance is not indicative of future results and there can be no assurance that any trends will continue. The net asset value per share and dividends declared per share are based on the common shares outstanding at quarter-end. Net investment income per common share and net change in realized and unrealized appreciation (depreciation) per common share are based on the weighted average number of common shares outstanding for the period. Totals may not sum due to rounding. Actual yields earned over the life of each investment could differ materially from the yields presented above. Financial Performance Summary (Dollar amounts in thousands, except per share data and common shares outstanding) Q4 2023 Net Investment Income (Loss) $(0.14) Net Realized & Unrealized Gains (Losses) (1.19) Total NII and Net Realized & Unrealized Gains (Losses) (1.33) Dividends Paid (0.21) Net Asset Value $8.42 Common Shares Outstanding Weighted Average Shares Outstanding for the Period 10,638,667 Shares Outstanding at End of Period 11,725,357 Portfolio Highlights Total Investments at Fair Value $93,877 Number of Holdings 25 Average Size of Investment per Holding (Notional) $4,952 Weighted Average all-in Yield on Investments 18.16% Financial Position (at Quarter End) Net Assets $98,751 Debt $0.00 Preferred Equity $0.00

10 Quarterly Balance Sheet Detail (Dollar amounts in thousands, except per share data) Q4 2023 Assets Investments, at fair value $93,877 Cash and cash equivalents 2,816 Receivable for investment sold 1,450 Interest Receivable from investments 2,325 Other assets 498 Total assets $100,966 Liabilities & Net Assets Dividend payable $1,159 Legal fees payable 429 Audit fees payable 298 Other accrued expenses and liabilities 330 Total liabilities $2,215 Net assets $98,751 Net Asset Value Per Common Share $8.42 Past performance is not indicative of future results and there can be no assurance that any trends will continue.

11 • In relation to the transaction of the change in adviser, there were significant non-recurring fees incurred by the prior adviser and charged through the Fund, including but not limited to, legal, advisory, and accounting fees • Significant additional costs associated with the transaction were picked up by Carlyle and not charged through the Fund • Interest income is suppressed as cash was deployed into the diverse pool of CLOs throughout the quarter Q4’23 represents quarter ending September 30, 2023. Past performance is not indicative of future results and there can be no assurance that any trends will continue. Quarterly Operating Results Detail (Dollar amounts in thousands, except per share data) Q4 2023 Investment Income Interest income $2,123 Other income 45 Total investment income $2,168 Expenses Audit fees $165 Legal fees 899 Management fees 380 Prior adviser non-recurring fees 1,888 Other fees and expenses 660 Fees waived (423) Net expenses $3,569 Net Investment Income (Loss) $(1,400) Net Realized & Unrealized Gains (Losses) (12,373) Total NII and Net Realized & Unrealized Gains (Losses) $(13,773) Net Investment Income (Loss) per share $(0.14) Total NII and Net Realized & Unrealized Gains (Losses) per share $(1.33)

12 (Dollar amounts in thousands, except per share data) Q4 2023 Investment Income Interest income $2,495 Other income 0 Total investment income $2,495 Expenses Audit fees $165 Legal fees 129 Management fees 380 Other fees and expenses 302 Net expenses $976 Net Investment Income (Loss) $1,519 Net Realized & Unrealized Gains (Losses) (1,007) Total NII and Net Realized & Unrealized Gains (Losses) $512 Net investment income per Share $0.14 Net income per Share $0.05 Q4’23 represents quarter ending September 30, 2023. Past performance is not indicative of future results and there can be no assurance that any trends will continue. Quarterly Operating Results Excluding Non-Recurring Activity • The below results are adjusted to remove: • Non-recurring fees and expenses incurred by the prior adviser related to the transaction • The write-off of accrued interest and realized losses incurred on the legacy portfolio sale • Other fees and expenses related to the prior adviser’s fund management costs and additional transition costs • The below results are adjusted to remove increased legal fees incurred during the quarter related to the transition of Carlyle becoming the new adviser of the Fund • The below assumes no expense waiver for the period when Carlyle became the adviser

13 Dividends CCIF Portfolio Monthly Dividends Dividends may include return of capital. • Carlyle declared a monthly dividend of $0.0994 for September, October, and November 2023 equating to a 14.2% annualized dividend based on NAV as of September 30, 2023 • In conjunction with earnings, the Fund has declared a dividend of $0.0994 for the months of December 2023 and January and February 2024 $0.0551 $0.0551 $0.0994 $0.0994 $0.0994 $0.0994 $0.0994 $0.0994 $- $0.0200 $0.0400 $0.0600 $0.0800 $0.1000 $0.1200 Jul-23 Aug-23 Sep-23 Oct-23 Nov-23 Dec-23 Jan-24 Feb-24